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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 22, 2005
                            -------------------------
                Date of report (Date of earliest event reported)




                              ATLANTIC REALTY TRUST
             (Exact name of registrant as specified in its charter)


           MARYLAND                 0-27562                13-3849655
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       (State or other      (Commission File Number)    (I.R.S. Employer
       jurisdiction of                                Identification Number)
        incorporation)


        747 THIRD AVENUE, NEW YORK, NY                         10017
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       (Address of principal executive offices)               (Zip Code)



    Registrant's Telephone Number, including area code        212-702-8561
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    ----------------------------------------------------------------------
         Former name or former address, if changed since last report)



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ITEM 8.    OTHER EVENTS.

     On April 22, 2005, Atlantic Realty Trust (the "Trust") received a letter from Ramco-Gershenson Properties Trust (formerly known as RPS Realty Trust, "Ramco") stating that Ramco had received a 30-day Letter (the "30-day Letter") from the Internal Revenue Service (the "IRS") covering the years 1996 and 1997. The 30-day Letter takes the position that Ramco should be disqualified as a real estate investment trust ("REIT") for 1996 and 1997 and disallows certain claimed deductions of Ramco. Because the Trust is a successor to Ramco for REIT tax qualification purposes, there is a risk that if the IRS' position is sustained, the Trust's status as a REIT could be jeopardized. The facts presented raise complex issues, many of which are issues of first impression and therefore the outcome cannot be predicted with certainty. While there can be no assurance, outside tax counsel has advised the Trust that, based on the facts known to date, the IRS position on Ramco's REIT status is incorrect and moreover, the possible disqualification of Ramco as a REIT should not result in any material tax liability for the Trust. The letter from Ramco also stated that Ramco might seek indemnification from the Trust with regard to the 1996 year pursuant to the Tax Agreement dated as of May 10, 1996 by and between Ramco and the Trust. While there can be no assurance, counsel advises that the Trust does not have any obligation to make any payment to or indemnify Ramco in any manner for any tax, interest or penalty set forth in the 30-day Letter.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATLANTIC REALTY TRUST



Date: May 11, 2005                        By: /S/ Edwin R. Frankel
                                              --------------------
                                              Name: Edwin R. Frankel
                                             Title: Executive Vice President,
                                                    Chief Financial
                                                    Officer, Secretary and
                                                    Principal Financial
                                                    and Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION

  1.1      Press Release issued by the Company on May 11, 2005


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